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                     BLACKROCK PROVIDENT INSTITUTIONAL FUNDS
                                  (the "Trust")

                         Supplement dated June 19, 2002
                   to the Statements of Additional Information
             dated January 31, 2002 and April 30, 2002 (the "SAIs")

         The following disclosure supplements the SAIs.

         Under the "Repurchase Agreements" caption of the "Investment Strategies, Risks and Policies" section, the sixth sentence of the first paragraph is revised as follows:

         In any repurchase transaction, collateral for a repurchase agreement may include cash items, obligations issued by the U.S. Government or its agencies or instrumentalities, obligations rated in the highest category by at least two nationally recognized statistical rating organizations (an "NRSRO") (or by the only NRSRO providing a rating), or, if unrated, determined to be of comparable quality by BIMC. If the collateral does not satisfy the foregoing requirements, the counterparty to the repurchase transaction must satisfy those requirements.